                                                            The Sentinel Funds

Supplement dated October 15, 2008 to the Statement of Additional Information dated April 4, 2008 as supplemented October 3, 2008

Effective October 15, 2008 the following has been added as the last paragraph in the “Shareholder Services” section.

Redemptions in Kind. Shares normally will be redeemed for cash upon receipt of a request in proper form, although each of the Funds retain the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-
day period for any one shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

SF0975(1008)	Cat. No. 50815